Q4 & FY 2022 Investor Presentation February 21, 2023 Client to confirm use of this image again EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures and the impact of such expenditures on our performance and capital programs as well as our ability to integrate the business of Silvertip Completion Services Operating, LLC (“Silvertip”) and realize the benefits of the Silvertip acquisition. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including impact of continued inflation and the risk of a global recession and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see slide 3. Due to the forward-looking nature of certain non-GAAP measures presented in this presentation, reconciliations of the non- GAAP measures to their most directly comparable GAAP measure are not available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this presentation. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as net income (loss) less (i) depreciation and amortization, (ii) interest expense and (iii) income tax expense (benefit). We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other general and administrative expense (net) and (v) severance expense. Free cash flow (FCF) is defined as net cash provided by operating activities minus net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and the results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash provided by operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Reconciliations Three Months Ended (in thousands) December 31, 2022 September 30, 2022 Net income (loss) $ 13,041 $ 10,032 Depreciation and amortization 34,375 30,417 Interest expense 565 237 Income tax expense (benefit) 6,520 2,768 Loss on disposal of assets 26,912 36,636 Stock-based compensation 3,754 3,306 Other expense (income) (1,835) 616 Other general and administrative expenses (net) 748 4,920 Severance expense 30 1,068 Adjusted EBITDA $ 84,110 $ 90,000 Three Months Ended (in thousands) December 31, 2022 September 30, 2022 Net Cash provided by Operating Activities $ 125,478 $ 71,643 Net Cash used in Investing Activities (109,788) (98,389) Free Cash Flow $ 15,690 $ (26,746) EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 4 Non-GAAP Reconciliations Twelve Months Ended (in thousands) December 31, 2022 December 31, 2021 Net income (loss) $ 2,030 $ (54,185) Depreciation and amortization 128,108 133,377 Interest expense 1,605 614 Income tax expense (benefit) 5,356 (14,252) Loss on disposal of assets 102,150 64,646 Impairment expense 57,454 - Stock-based compensation 21,881 11,519 Other expense (income) (11,582) (873) Other general and administrative expenses (net) 8,460 (6,471) Severance expense 1,128 632 Adjusted EBITDA $ 316,590 $ 135,007 Twelve Months Ended (in thousands) December 31, 2022 December 31, 2021 Net Cash provided by Operating Activities $ 300,429 $ 154,714 Net Cash used in Investing Activities (349,745) (104,292) Free Cash Flow $ (49,316) $ 50,422 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as net income (loss) less (i) depreciation and amortization, (ii) interest expense and (iii) income tax expense (benefit). We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other general and administrative expense (net) and (v) severance expense. Free cash flow (FCF) is defined as net cash provided by operating activities minus net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and the results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash provided by operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 5 CCC Company Snapshot Oilfield services leader in the Permian Basin providing complementary completions services in Hydraulic Fracturing, Cementing, and Wireline to leading upstream oil and gas producers 5 NYSE PUMP 2022 Revenue $1.3 billion Year End 2022 Total Liquidity $155 million 2022 Adjusted EBITDA(1) $317 million Headquartered in Midland, Texas (1) Adjusted EBITDA is a Non-GAAP financial measure, please see the reconciliation to Net Income (Loss) on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 6 Pursue a more capital- light asset profile and next generation fleet Pursue opportunistic strategic transactions to accelerate value creation and distribution Optimize operations and industrialize our business Maintain a strong balance sheet Develop and integrate innovative technologies Generate robust earnings, increasing free cash flow, and build towards enhanced shareholder returns and value distribution Our Strategy & Recent Highlights 6 ✓ 2022 financial results demonstrated significant growth versus prior year ✓ Transformational year in which we engaged a new corporate strategy ✓ Acquired and integrated Silvertip Completion Services ✓ Transitioned 5 Tier II diesel frac fleets to Tier IV DGB dual-fuel ✓ Ordered 4 electric frac fleets under lease program EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 7 Booming global economy Higher relative refining capacity Limited shareholder and corporate pressure for Environmental and other ESG- related causes Robust capital markets and associated capital access Industry Evolving for a Sustainable Future CURRENT INDUSTRY DYNAMICS Oil supply is expected to remain suppressed due to insufficient capital spending, refining capacity constraints, and ongoing geo-political conflicts Demand has rebounded from pandemic-related impacts, although not fully in certain areas of the globe (e.g., China) Strong balance sheets and capital discipline are the new normal for oil and gas production and service companies Capital markets largely avoiding oil and gas - private equity groups are chasing “transition energy” and debt markets are effectively closed The hydrocarbon industry is here to stay - even though use of alternative energy is increasing, hydrocarbons have proven their critical value to global prosperity and energy security ProPetro is well-positioned to take advantage of the long-term industry dynamics through improved fundamentals, access to the attractive Permian Basin, consistent execution, and capital discipline. PRE-COVID PANDEMIC INDUSTRY DYNAMICS EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 8 Global Hydrocarbon Macro Environment A bullish demand outlook coupled with constrained supply availability reinforces our belief that we are in a long-term up-cycle that supports incremental margins and sustainable cash flow generation for completion services. ENERGY CONSUMPTION BY FUEL (quadrillion British thermal units) GLOBAL E&P SPENDING ($ billion) “Petroleum and natural gas are the most-used fuels in the United States through 2050” – EIA Source: EIA, March 3, 2022 750 650 550 450 350 250 12 14 16 18 20 22 Upstream E&P spending continues to lag demand and is 45% below average spend from 2012–14 as producers have retreated. 0 10 20 30 40 50 1990 2000 2010 2020 2030 2040 2050 history projections petroleum and other liquids natural gas coal other renewable energy nuclear hydro liquid biofuels Source: Energy Aspects, February 2023 EXHIBIT 99.2

Permian Basin: Large Addressable Market Opportunity

EXHIBIT 99.2

THE PERMIAN BASIN STANDS ALONE AS THE RESILIENT PACESETTER OF US PRODUCTION

Despite relatively flat total US production growth expectations over the next several years and anticipated near-term market volatility, the Permian Basin stands to see production increases and be the sole source of growth across the US.

ProPetro is strategically located in and levered to the Permian Basin with ~98% of our 2022 revenue coming from this region, ensuring a more sustainable and resilient demand for our services.

US CRUDE PRODUCTION FORECAST
(MB/D)


PERMIAN BASIN

~60 billion
barrels of oil equivalent[(1)]

~86,000
sq miles

Source: Energy Aspects, February 2023

(1) Rystad Energy, September 2022.

PROPETRO
© 2023 ProPetro Holding Corp. All Rights Reserved.
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© 2023 ProPetro Holding Corp. All Rights Reserved. 10 Customer focused; Team driven Dedicated and efficient customer base harnessing the potential of the resource-rich Permian Basin Transitioning to a young, efficient capital-light fleet that burns natural gas Relied upon by premier customers with proven results year- after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Diversified customer base including the largest Permian operators Who We Are and Where We Are Going EXHIBIT 99.2

EXHIBIT 99.2

Proven Success in the Most Challenging Environment: Unrivaled Completions Services

COMPLETION-RELATED SERVICES

Consistent with ProPetro’s Hydraulic Fracturing, Cementing, and Wireline services

HYDRAULIC FRACTURING

ProPetro’s premier service line delivering industry-leading performance

SPECIAL APPLICATIONS

Customized treatments and complex jobs for customers that put their trust in ProPetro for reliable completions services

Source: EnergyPoint Research Inc.
https://www.propetroservices.com/our-services

PROPETRO®
© 2023 ProPetro Holding Corp. All Rights Reserved.
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EXHIBIT 99.2

Innovation Leading to Our #1 Customer Ratings - A ProPetro Competitive Advantage

TRANSITIONING TO FULLY-REMOTE ENGINEERING SUPPORT


2022
FLEETS
On Site
Remote


2023e
FLEETS
On Site
Remote

Source: management estimates; "e" estimate at year end.

RECENTLY DEVELOPED NEW TACTICAL OPERATIONS CENTER TO:

- Reduce maintenance capex
- Increase capital and logistical efficiency
- Reduce equipment in rotation

EVOLVING OPERATIONS AND ADAPTING TECHNOLOGIES TO:

Reduce on-site headcount	Drive best-practices across fleets	Enhance safety protocols
Improve efficiency	Increase long-term profitability	Increase sustainability of operations

PROPETRO®
© 2023 ProPetro Holding Corp. All Rights Reserved.
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© 2023 ProPetro Holding Corp. All Rights Reserved. 1313 • Contract with large public E&P • Currently Tier IV DGB fleet, converting to electric fleet upon delivery in 3Q23 • Coupled with capital-light electric fleet lease program Fleet Transition: Executing on The Strategy 13 • In 2022, we transitioned 35% of our frac fleet to Tier IV DGB dual-fuel and displacing diesel – up to ~70% - with cleaner-burning natural gas • Continuing to bring youth to our fleet through our 2023 investment cycle. Expect to end 2023 with at least 7 Tier IV DGB and 4 electric frac fleets. • Using natural gas to power frac fleets can result in annualized savings of $10 million to $20+ million due to the diesel/natural gas spread • Customers are willing to pay a premium due to fuel savings and lower emissions RECAPITALIZATION OF OUR FLEET EXECUTED FIRST ELECTRIC-POWERED HYDRAULIC FRACTURING FLEET CUSTOMER CONTRACT 0 2 4 6 8 10 12 14 16 18 2021 2022 2023e Active Fleet Configuration Tier II Diesel Tier IV Dual-Fuel Electric 65% natural gas burning < 2 Years > 2 Years Fleet Age (2023e) Source: management estimates; “e” estimate at year-end. EXHIBIT 99.2

EXHIBIT 99.2

Commitment to Our People, Our Community, and Our Environment

ENVIRONMENTAL

OPTIMIZED OPERATIONS & FLEET TRANSITION

Innovation

- Strategic investments in dual-fuel and electric-powered fleets, remote engineering operations, logistics, and maintenance systems

Get the job done efficiently

- Minimizing idle time, spills, and avoiding duplicative work

Optimizing fuel consumption

- Integrating cleaner-burning natural gas
- Investing in Tier IV DGB dual-fuel and electric equipment lowering diesel consumption

SAFETY

COMMITTED TO AN ACCIDENT-FREE WORKPLACE

- Strong training and development culture
- Dedicated heavy haul driving team to reduce hazards on the roads in our community
- Recognized with safety awards and leadership in the Permian Basin

PEOPLE

FOCUSED ON OUR TEAM

- Education and tuition reimbursement to engage and advance our employees
- ProPetro employees created the Positive United Morale Partners (P.U.M.P. Committee) to drive community engagement for those in need

To improve visibility around our recent progress towards accomplishing our sustainability goals, we plan to publish our Inaugural Sustainability Report in 2023

PROPETRO®
© 2023 ProPetro Holding Corp. All Rights Reserved.
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© 2023 ProPetro Holding Corp. All Rights Reserved. 1515 Estimated Revenue Mix by Service Line: Hydraulic Fracturing, Wireline, and Cementing 2023e REVENUE MIX BY SERVICE LINE Hydraulic Fracturing Cementing Wireline Source: 2023 management estimates. 15 EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 16 Strong Execution During a Transformational Year FY22 showcased the economic potential of our business, as we maintained strong liquidity despite strategically investing in our fleet. FY22 Financial Highlights (in millions except %’s and fleet counts) TOTAL REVENUE EFFECTIVE UTILIZATION Fleets ADJUSTED EBITDA(1) TOTAL LIQUIDITY(2) FY22 $1,280 14.5 $317 $155 FY21 $875 12.4 $135 $169 46% 17% 134% 45% incremental margins(3); Adj. EBITDA margins sequentially higher (~930 bps) ($14) Investing in our company through the acquisition of Silvertip and the transitioning of our fleet to Tier IV DGB (1) Adjusted EBITDA is a Non-GAAP financial measure; please see the reconciliation to Net Income (Loss) on the “Non-GAAP Reconciliations” slide. (2) Inclusive of cash and available capacity under ABL credit facility as of the end of the quarter. (3) Incremental margin calculated as the change in Adjusted EBITDA divided by the change in revenues. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 17 Capital Allocation Framework: Strategy Meets Opportunity OPTIMIZE OPERATIONS Enhancing operational efficiency by focusing resources on the most relevant technologies, tools, and best practices FLEET TRANSITION With robust industry fundamentals, transitioning our fleet to natural gas-burning and electric offerings, which command higher relative pricing DISCIPLINED GROWTH Prudently assessing value-enhancing investment opportunities to make ProPetro stronger — including opportunities to enhance scale, expand margins, and accelerate free cash flow Designed to improve free cash flow and value-distribution… …while maintaining a strong balance sheet. EXHIBIT 99.2

EXHIBIT 99.2

Our Leadership: Committed to Shareholder Value Creation

Company Management

SAM SLEDGE
Chief Executive Officer & Director

ADAM MUÑOZ
President and Chief Operating Officer

DAVID SCHORLEMER
Chief Financial Officer

JODY MITCHELL
General Counsel

ELO OMAVUEZI
Chief Accounting Officer

Board Of Directors

PHILLIP A. GOBE
Chairman of the Board

MICHELE VION
Independent Director,
Compensation Committee Chair

G. LARRY LAWRENCE
Independent Director

ALAN E. DOUGLAS
Independent Director

MARY RICCIARDELLO
Independent Director

ANTHONY BEST
Lead Independent Director,
Audit Committee Chair

JACK B. MOORE
Independent Director,
Nominating & Corporate
Governance Committee Chair

SPENCER D. ARMOUR III
Independent Director

MARK BERG
Director

PROPETRO®
© 2023 ProPetro Holding Corp. All Rights Reserved.
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© 2023 ProPetro Holding Corp. All Rights Reserved. 19© 2023 ProPetro Holding Corp. All Rights Reserved. 19 Efficient operator with a strong balance sheet Cutting edge technologies drive leading profitability and customer solutions Disciplined capital allocation and asset deployment strategy Premium completion services company with one of the most efficient and productive pressure pumping and wireline systems in the oilfield service industry Consistently outperforms the competition – the reliable choice for the most selective customers ESG-friendly investments in electric- powered hydraulic fracturing technology and other innovative equipment to drive industry-leading profitability and flexibility through industry cycles ProPetro: The Oilfield Services Leader Built For The Future EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 20 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432.848.0871 CORPORATE HEADQUARTERS 1706 South Midkiff Road Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2